Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

September 30, 2014

(Unaudited)

Financial measures that exclude after-tax operating expense reduction initiatives*, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because operating expense reduction initiatives* occur infrequently and capital gains and losses are not likely to occur in a stable pattern.

Net income return on average equity excluding after-tax operating expense reduction initiatives*, after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of net income return on average equity. Measuring net income return on average equity excluding accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring net income return on average equity excluding accumulated other comprehensive income (loss) is important to investors because the low turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

* Represents costs incurred in 2009 related to operating expense reduction initiatives.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

jeff.hallin@standard.com

www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions-except per share data)

CONSOLIDATED

						2014			2013
2009	2010	2011	2012	2013		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$352.5	$310.4	$201.2	$179.8	$272.4	Insurance Services	$89.3	$39.7	$56.7	$83.9	$78.3	$61.4	$48.8
35.8	55.5	61.3	64.0	79.3	Asset Management	20.8	22.0	16.4	19.5	21.9	20.7	17.2
(77.9)	(87.8)	(71.0)	(60.4)	(38.7)	Other	(13.2)	(10.4)	(7.7)	(11.0)	(18.4)	(3.6)	(5.7)

310.4	278.1	191.5	183.4	313.0	Total income before income taxes	96.9	51.3	65.4	92.4	81.8	78.5	60.3

104.9	92.2	54.8	44.9	84.5	Income taxes	25.8	9.4	15.3	27.4	22.8	20.8	13.5

$205.5	$185.9	$136.7	$138.5	$228.5	Net income	$71.1	$41.9	$50.1	$65.0	$59.0	$57.7	$46.8

					Net income per common share:
$4.20	$3.97	$3.05	$3.13	$5.16	Basic	$1.66	$0.97	$1.14	$1.48	$1.33	$1.30	$1.05
4.19	3.95	3.04	3.12	5.13	Diluted	1.65	0.96	1.13	1.46	1.32	1.30	1.05

					Share data:
48,932,908	46,774,277	44,876,650	44,283,771	44,243,364	Basic weighted-average	42,777,337	43,311,156	43,896,627	44,051,958	44,271,160	44,257,095	44,426,153
49,044,543	47,006,228	45,016,070	44,359,891	44,527,405	Diluted weighted-average	43,184,170	43,710,063	44,381,944	44,493,139	44,610,358	44,398,120	44,500,049
47,744,524	46,159,387	44,268,859	44,419,448	44,126,389	At period end	42,475,479	42,949,566	43,748,487	44,126,389	43,995,153	44,149,730	44,323,664

$205.5	$185.9	$136.7	$138.5	$228.5	Net income	$71.1	$41.9	$50.1	$65.0	$59.0	$57.7	$46.8
(12.0)	—	—	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—	—	—
(17.3)	(32.1)	(4.5)	(5.4)	(9.4)	After-tax net capital losses	(3.4)	(0.3)	(0.7)	(1.3)	(5.5)	(1.6)	(1.0)

$234.8	$218.0	$141.2	$143.9	$237.9	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital losses	$74.5	$42.2	$50.8	$66.3	$64.5	$59.3	$47.8

$(26.9)	$(51.6)	$(6.9)	$(8.7)	$(15.7)	Net capital losses	$(5.2)	$(0.5)	$(1.1)	$(2.8)	$(8.7)	$(2.6)	$(1.6)
(9.6)	(19.5)	(2.4)	(3.3)	(6.3)	Tax benefit on net capital losses	(1.8)	(0.2)	(0.4)	(1.5)	(3.2)	(1.0)	(0.6)

$(17.3)	$(32.1)	$(4.5)	$(5.4)	$(9.4)	After-tax net capital losses	$(3.4)	$(0.3)	$(0.7)	$(1.3)	$(5.5)	$(1.6)	$(1.0)

					Net income per diluted common share:
$4.19	$3.95	$3.04	$3.12	$5.13	Net income	$1.65	$0.96	$1.13	$1.46	$1.32	$1.30	$1.05
(0.25)	—	—	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—	—	—
(0.35)	(0.68)	(0.10)	(0.12)	(0.21)	After-tax net capital losses	(0.08)	(0.01)	(0.01)	(0.03)	(0.13)	(0.04)	(0.02)

$4.79	$4.63	$3.14	$3.24	$5.34	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital losses	$1.73	$0.97	$1.14	$1.49	$1.45	$1.34	$1.07

$1,721.0	$1,894.6	$1,990.4	$2,169.0	$2,152.8	Shareholders’ equity	$2,267.3	$2,261.9	$2,227.9	$2,152.8	$2,117.2	$2,077.0	$2,187.6
71.4	160.9	235.1	309.3	134.7	Accumulated other comprehensive income	188.7	225.9	184.9	134.7	121.7	127.3	286.1

$1,649.6	$1,733.7	$1,755.3	$1,859.7	$2,018.1	Shareholders’ equity excluding accumulated other comprehensive income	$2,078.6	$2,036.0	$2,043.0	$2,018.1	$1,995.5	$1,949.7	$1,901.5

13.3%	10.3%	7.0%	6.7%	10.6%	Net income return on average equity	12.6%	7.5%	9.1%	12.2%	11.3%	10.8%	8.6%
12.9	11.0	7.8	7.7	11.8	Net income return on average equity (excluding accumulated other comprehensive income)	13.8	8.2	9.9	13.0	12.0	12.0	10.0
14.7	12.9	8.1	8.0	12.3	Net income return on average equity (excluding after-tax operating expense reduction initiatives*, after-tax net capital losses and accumulated other comprehensive income)	14.5	8.3	10.0	13.2	13.1	12.3	10.2

					Book value per common share:
$36.05	$41.04	$44.96	$48.83	$48.79	Including accumulated other comprehensive income	$53.38	$52.66	$50.93	$48.79	$48.12	$47.04	$49.36
1.50	3.48	5.31	6.96	3.06	Accumulated other comprehensive income	4.44	5.26	4.23	3.06	2.76	2.88	6.46

$34.55	$37.56	$39.65	$41.87	$45.73	Excluding accumulated other comprehensive income	$48.94	$47.40	$46.70	$45.73	$45.36	$44.16	$42.90

3,150	3,091	2,974	2,875	2,702	Number of employees	2,787	2,748	2,733	2,702	2,662	2,674	2,766

* Represents costs incurred in 2009 related to operating expense reduction initiatives.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2014			2013
2009	2010	2011	2012	2013		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,101.9	$2,097.7	$2,153.3	$2,163.9	$2,124.3	Premiums	$507.3	$519.2	$510.1	$528.6	$524.4	$535.1	$536.2
108.5	116.5	115.5	114.7	121.6	Administrative fees	32.8	32.6	31.6	32.0	30.5	30.4	28.7
586.5	602.5	612.8	628.5	629.9	Net investment income	147.1	149.8	150.6	160.8	155.8	154.1	159.2
					Net capital losses:
(5.9)	(0.7)	(1.8)	(3.2)	(1.1)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.3)	(0.1)	—	(0.1)	(0.4)	(0.3)	(0.3)
(21.0)	(50.9)	(5.1)	(5.5)	(14.6)	All other net capital losses	(4.9)	(0.4)	(1.1)	(2.7)	(8.3)	(2.3)	(1.3)

(26.9)	(51.6)	(6.9)	(8.7)	(15.7)	Total net capital losses	(5.2)	(0.5)	(1.1)	(2.8)	(8.7)	(2.6)	(1.6)

2,770.0	2,765.1	2,874.7	2,898.4	2,860.1	Total revenues	682.0	701.1	691.2	718.6	702.0	717.0	722.5

					Benefits and expenses:
1,575.7	1,619.8	1,771.2	1,793.0	1,655.4	Benefits to policyholders	360.8	426.2	401.1	394.5	395.0	424.1	441.8
145.6	158.4	161.0	171.3	176.4	Interest credited	38.7	40.6	43.5	45.6	43.9	40.3	46.6
476.2	446.2	471.2	470.5	442.6	Operating expenses	119.9	115.3	113.1	118.3	114.8	104.4	105.1
202.0	206.1	218.7	203.7	207.9	Commissions and bonuses	53.2	49.7	51.8	51.4	51.9	50.8	53.8
34.2	34.7	36.7	37.5	35.3	Premium taxes	7.5	8.1	9.1	7.6	9.1	9.1	9.5
39.2	38.9	38.9	39.9	34.4	Interest expense	7.8	7.9	8.4	8.7	8.6	8.6	8.5
(76.7)	(76.0)	(81.7)	(71.4)	(76.9)	Deferral of acquisition costs	(22.2)	(16.5)	(20.2)	(19.0)	(19.8)	(17.4)	(20.7)
63.4	58.9	67.2	70.5	72.0	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	19.4	18.5	19.0	19.1	16.7	18.6	17.6

2,459.6	2,487.0	2,683.2	2,715.0	2,547.1	Total benefits and expenses	585.1	649.8	625.8	626.2	620.2	638.5	662.2

310.4	278.1	191.5	183.4	313.0	Income before income taxes	96.9	51.3	65.4	92.4	81.8	78.5	60.3

104.9	92.2	54.8	44.9	84.5	Income taxes	25.8	9.4	15.3	27.4	22.8	20.8	13.5

205.5	185.9	136.7	138.5	228.5	Net income	71.1	41.9	50.1	65.0	59.0	57.7	46.8

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities—available-for-sale:
210.8	100.5	103.4	71.4	(205.3)	Net unrealized capital gains (losses) on securities available-for-sale	(37.0)	41.1	51.2	(29.3)	(7.8)	(151.0)	(17.2)
3.5	(9.6)	(5.9)	(3.6)	(4.5)	Reclassification adjustment for net capital (gains) losses included in net income	(0.6)	(0.6)	(0.9)	(0.7)	0.3	(2.9)	(1.2)
					Employee benefit plans:
8.4	(5.0)	(26.6)	—	41.2	Prior service credit (cost) and net gains (losses) arising during the period, net	—	—	(0.4)	41.2	—	—	—
4.9	3.6	3.3	6.4	(6.0)	Reclassification adjustment for amortization to net periodic pension (credit) cost, net	0.4	0.5	0.3	1.8	1.9	(4.9)	(4.8)

227.6	89.5	74.2	74.2	(174.6)	Total	(37.2)	41.0	50.2	13.0	(5.6)	(158.8)	(23.2)

$433.1	$275.4	$210.9	$212.7	$53.9	Comprehensive income (loss)	$33.9	$82.9	$100.3	$78.0	$53.4	$(101.1)	$23.6

					Statutory data - insurance subsidiaries: *
$375.0	$317.4	$185.1	$182.3	$272.8	Net gain from operations before federal income taxes and realized capital gains (losses)	$108.9	$48.3	$50.6	$90.5	$87.0	$66.4	$28.9
251.4	202.4	143.1	138.8	197.9	Net gain from operations after federal income taxes and before realized capital gains (losses)	80.9	40.4	40.9	75.1	56.1	42.3	24.4
1,243.2	1,226.8	1,193.1	1,259.6	1,359.0	Capital and surplus	1,188.8	1,358.9	1,357.5	1,359.0	1,294.1	1,268.8	1,266.6
89.7	95.6	107.2	117.5	127.5	Asset valuation reserve	131.7	132.2	129.8	127.5	136.2	132.8	120.3

* Statutory data represents Standard Insurance Company and The Standard Life Insurance Company of New York.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2014			2013
2009	2010	2011	2012	2013		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,890.2	$1,892.9	$1,973.0	$1,980.6	$1,926.9	Employee Benefits	$453.9	$467.3	$459.4	$479.0	$474.7	$487.0	$486.2
177.0	163.3	172.3	176.6	190.5	Individual Disability	50.3	48.9	48.1	48.5	48.3	46.7	47.0

2,067.2	2,056.2	2,145.3	2,157.2	2,117.4	Insurance Services	504.2	516.2	507.5	527.5	523.0	533.7	533.2
34.7	41.5	8.0	6.7	6.9	Asset Management	3.1	3.0	2.6	1.1	1.4	1.4	3.0

2,101.9	2,097.7	2,153.3	2,163.9	2,124.3	Total premiums	507.3	519.2	510.1	528.6	524.4	535.1	536.2

					Administrative fees:
8.0	9.3	12.0	13.7	15.1	Employee Benefits	3.8	4.2	4.2	4.4	3.8	3.4	3.5
0.3	0.3	0.3	0.2	0.2	Individual Disability	—	0.1	—	—	0.1	0.1	—

8.3	9.6	12.3	13.9	15.3	Insurance Services	3.8	4.3	4.2	4.4	3.9	3.5	3.5
114.1	121.5	119.9	118.8	124.9	Asset Management	33.9	33.1	32.2	32.2	31.3	31.5	29.9
(13.9)	(14.6)	(16.7)	(18.0)	(18.6)	Other	(4.9)	(4.8)	(4.8)	(4.6)	(4.7)	(4.6)	(4.7)

108.5	116.5	115.5	114.7	121.6	Total administrative fees	32.8	32.6	31.6	32.0	30.5	30.4	28.7

					Net investment income:
285.6	286.3	288.6	286.0	267.8	Employee Benefits	60.7	62.1	62.4	66.4	65.8	67.0	68.6
49.5	52.6	52.7	53.7	52.8	Individual Disability	13.0	13.0	13.1	13.3	13.2	12.9	13.4

335.1	338.9	341.3	339.7	320.6	Insurance Services	73.7	75.1	75.5	79.7	79.0	79.9	82.0
234.0	251.0	262.7	278.6	293.2	Asset Management	69.4	72.2	69.5	75.8	73.4	70.7	73.3
17.4	12.6	8.8	10.2	16.1	Other	4.0	2.5	5.6	5.3	3.4	3.5	3.9

586.5	602.5	612.8	628.5	629.9	Total net investment income	147.1	149.8	150.6	160.8	155.8	154.1	159.2

(26.9)	(51.6)	(6.9)	(8.7)	(15.7)	Net capital losses	(5.2)	(0.5)	(1.1)	(2.8)	(8.7)	(2.6)	(1.6)

2,770.0	2,765.1	2,874.7	2,898.4	2,860.1	Total revenues	682.0	701.1	691.2	718.6	702.0	717.0	722.5

					Benefits and expenses:
1,875.9	1,925.1	2,117.7	2,150.5	1,993.4	Employee Benefits	441.5	500.9	487.4	482.6	475.7	510.8	524.3
182.2	169.2	180.0	180.5	187.5	Individual Disability	50.9	55.0	43.1	45.1	51.9	44.9	45.6

2,058.1	2,094.3	2,297.7	2,331.0	2,180.9	Insurance Services	492.4	555.9	530.5	527.7	527.6	555.7	569.9
347.0	358.5	329.3	340.1	345.7	Asset Management	85.6	86.3	87.9	89.6	84.2	82.9	89.0
54.5	34.2	56.2	43.9	20.5	Other	7.1	7.6	7.4	8.9	8.4	(0.1)	3.3

2,459.6	2,487.0	2,683.2	2,715.0	2,547.1	Total benefits and expenses	585.1	649.8	625.8	626.2	620.2	638.5	662.2

					Income (loss) before income taxes:
307.9	263.4	155.9	129.8	216.4	Employee Benefits	76.9	32.7	38.6	67.2	68.6	46.6	34.0
44.6	47.0	45.3	50.0	56.0	Individual Disability	12.4	7.0	18.1	16.7	9.7	14.8	14.8

352.5	310.4	201.2	179.8	272.4	Insurance Services	89.3	39.7	56.7	83.9	78.3	61.4	48.8
35.8	55.5	61.3	64.0	79.3	Asset Management	20.8	22.0	16.4	19.5	21.9	20.7	17.2
(77.9)	(87.8)	(71.0)	(60.4)	(38.7)	Other	(13.2)	(10.4)	(7.7)	(11.0)	(18.4)	(3.6)	(5.7)

310.4	278.1	191.5	183.4	313.0	Total income before income taxes	96.9	51.3	65.4	92.4	81.8	78.5	60.3
104.9	92.2	54.8	44.9	84.5	Income taxes	25.8	9.4	15.3	27.4	22.8	20.8	13.5

$205.5	$185.9	$136.7	$138.5	$228.5	Net income	$71.1	$41.9	$50.1	$65.0	$59.0	$57.7	$46.8

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES

						2014			2013
2009	2010	2011	2012	2013		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,067.2	$2,056.2	$2,145.3	$2,157.2	$2,117.4	Premiums	$504.2	$516.2	$507.5	$527.5	$523.0	$533.7	$533.2
8.3	9.6	12.3	13.9	15.3	Administrative fees	3.8	4.3	4.2	4.4	3.9	3.5	3.5
335.1	338.9	341.3	339.7	320.6	Net investment income	73.7	75.1	75.5	79.7	79.0	79.9	82.0

2,410.6	2,404.7	2,498.9	2,510.8	2,453.3	Total revenues	581.7	595.6	587.2	611.6	605.9	617.1	618.7

					Benefits and expenses:
1,530.3	1,566.4	1,750.9	1,773.3	1,637.7	Benefits to policyholders	355.2	421.0	396.4	390.7	391.2	419.8	436.0
4.7	4.8	4.6	4.2	4.3	Interest credited	0.7	1.2	0.7	1.5	0.6	1.3	0.9
333.9	331.8	338.7	349.1	340.0	Operating expenses	89.3	85.5	84.2	87.5	86.1	84.3	82.1
169.8	175.7	185.1	172.7	174.2	Commissions and bonuses	43.4	41.3	44.4	42.3	43.5	42.5	45.9
34.2	34.5	36.6	37.5	35.2	Premium taxes	7.5	8.1	9.1	7.5	9.1	9.1	9.5
(57.9)	(61.3)	(64.5)	(55.9)	(60.3)	Deferral of acquisition costs	(16.6)	(13.0)	(17.1)	(14.8)	(15.4)	(13.2)	(16.9)
43.1	42.4	46.3	50.1	49.8	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	12.9	11.8	12.8	13.0	12.5	11.9	12.4

2,058.1	2,094.3	2,297.7	2,331.0	2,180.9	Total benefits and expenses	492.4	555.9	530.5	527.7	527.6	555.7	569.9

$352.5	$310.4	$201.2	$179.8	$272.4	Income before income taxes	$89.3	$39.7	$56.7	$83.9	$78.3	$61.4	$48.8

					Statistics (% of total premiums):
16.2%	16.1%	15.8%	16.2%	16.1%	Operating expenses	17.7%	16.6%	16.6%	16.6%	16.5%	15.8%	15.4%
17.1	15.1	9.4	8.3	12.9	Income before income taxes	17.7	7.7	11.2	15.9	15.0	11.5	9.2

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

EMPLOYEE BENEFITS

						2014			2013
2009	2010	2011	2012	2013		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$819.6	$835.7	$892.6	$883.7	$849.7	Life and AD&D	$202.0	$202.9	$200.2	$209.4	$210.4	$214.5	$215.4
825.6	799.9	803.3	801.4	783.0	LTD	187.1	189.4	189.2	193.4	191.3	198.0	200.3
205.7	203.7	208.0	212.6	229.0	STD	55.2	57.5	54.3	57.1	56.4	59.6	55.9
79.5	81.5	81.6	78.9	78.3	Other	19.9	19.4	19.2	20.2	19.8	19.2	19.1
(40.2)	(27.9)	(12.5)	4.0	(13.1)	Experience rated refunds	(10.3)	(1.9)	(3.5)	(1.1)	(3.2)	(4.3)	(4.5)

1,890.2	1,892.9	1,973.0	1,980.6	1,926.9	Total premiums	453.9	467.3	459.4	479.0	474.7	487.0	486.2
8.0	9.3	12.0	13.7	15.1	Administrative fees	3.8	4.2	4.2	4.4	3.8	3.4	3.5
285.6	286.3	288.6	286.0	267.8	Net investment income	60.7	62.1	62.4	66.4	65.8	67.0	68.6

2,183.8	2,188.5	2,273.6	2,280.3	2,209.8	Total revenues	518.4	533.6	526.0	549.8	544.3	557.4	558.3

					Benefits and expenses:
1,407.6	1,457.3	1,635.0	1,657.1	1,515.9	Benefits to policyholders	321.1	382.2	370.4	362.8	356.0	390.2	406.9
4.7	4.8	4.6	4.2	4.3	Interest credited	0.7	1.2	0.7	1.5	0.6	1.3	0.9
308.8	306.2	312.3	323.6	313.3	Operating expenses	82.2	78.7	77.4	80.5	79.0	77.9	75.9
122.7	129.9	137.1	125.1	126.7	Commissions and bonuses	30.5	29.7	33.3	30.2	30.4	31.1	35.0
31.0	31.1	33.0	33.6	31.3	Premium taxes	6.6	7.3	8.1	6.6	8.1	8.1	8.5
(21.8)	(25.5)	(27.4)	(18.3)	(22.2)	Deferral of acquisition costs	(5.3)	(3.9)	(8.2)	(5.8)	(4.4)	(3.6)	(8.4)
22.9	21.3	23.1	25.2	24.1	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	5.7	5.7	5.7	6.8	6.0	5.8	5.5

1,875.9	1,925.1	2,117.7	2,150.5	1,993.4	Total benefits and expenses	441.5	500.9	487.4	482.6	475.7	510.8	524.3

$307.9	$263.4	$155.9	$129.8	$216.4	Income before income taxes	$76.9	$32.7	$38.6	$67.2	$68.6	$46.6	$34.0

					Benefit ratio (including interest credited):
64.7%	66.8%	72.1%	72.9%	68.8%	% of total revenues	62.1%	71.9%	70.6%	66.3%	65.5%	70.2%	73.0%
74.7	77.2	83.1	83.9	78.9	% of total premiums	70.9	82.0	80.8	76.1	75.1	80.4	83.9

					Statistics (% of total premiums):
16.3%	16.2%	15.8%	16.3%	16.3%	Operating expenses	18.1%	16.8%	16.8%	16.8%	16.6%	16.0%	15.6%
16.3	13.9	7.9	6.6	11.2	Income before income taxes	16.9	7.0	8.4	14.0	14.5	9.6	7.0

					Annualized new sales:
$124.8	$156.9	$155.5	$104.0	$89.9	Life and AD&D	$22.5	$5.1	$27.7	$27.2	$10.0	$6.0	$46.7
95.3	103.1	107.7	88.4	66.0	LTD	16.9	7.9	15.5	24.7	9.0	10.0	22.3
35.6	45.1	42.6	31.2	40.6	STD	7.8	2.9	8.5	12.7	3.0	6.6	18.3
32.1	25.5	30.6	21.4	25.6	Other	5.6	5.1	10.8	5.0	7.7	2.6	10.3

$287.8	$330.6	$336.4	$245.0	$222.1	Total annualized new sales	$52.8	$21.0	$62.5	$69.6	$29.7	$25.2	$97.6

					Persistency (% of premiums):
84.4%	89.8%	89.8%	87.3%	85.2%	Life and AD&D
85.6	89.1	89.7	87.8	87.9	LTD
77.8	87.9	87.1	86.6	91.9	STD
77.2	78.3	76.7	74.2	79.3	Other

83.8%	88.7%	88.8%	86.7%	86.7%	Total persistency

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INDIVIDUAL DISABILITY

						2014			2013
2009	2010	2011	2012	2013		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$177.0	$163.3	$172.3	$176.6	$190.5	Premiums	$50.3	$48.9	$48.1	$48.5	$48.3	$46.7	$47.0
0.3	0.3	0.3	0.2	0.2	Administrative fees	—	0.1	—	—	0.1	0.1	—
49.5	52.6	52.7	53.7	52.8	Net investment income	13.0	13.0	13.1	13.3	13.2	12.9	13.4

226.8	216.2	225.3	230.5	243.5	Total revenues	63.3	62.0	61.2	61.8	61.6	59.7	60.4

					Benefits and expenses:
122.7	109.1	115.9	116.2	121.8	Benefits to policyholders	34.1	38.8	26.0	27.9	35.2	29.6	29.1
25.1	25.6	26.4	25.5	26.7	Operating expenses	7.1	6.8	6.8	7.0	7.1	6.4	6.2
47.1	45.8	48.0	47.6	47.5	Commissions and bonuses	12.9	11.6	11.1	12.1	13.1	11.4	10.9
3.2	3.4	3.6	3.9	3.9	Premium taxes	0.9	0.8	1.0	0.9	1.0	1.0	1.0
(36.1)	(35.8)	(37.1)	(37.6)	(38.1)	Deferral of acquisition costs	(11.3)	(9.1)	(8.9)	(9.0)	(11.0)	(9.6)	(8.5)
20.2	21.1	23.2	24.9	25.7	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	7.2	6.1	7.1	6.2	6.5	6.1	6.9

182.2	169.2	180.0	180.5	187.5	Total benefits and expenses	50.9	55.0	43.1	45.1	51.9	44.9	45.6

$44.6	$47.0	$45.3	$50.0	$56.0	Income before income taxes	$12.4	$7.0	$18.1	$16.7	$9.7	$14.8	$14.8

					Benefit ratio:
54.1%	50.5%	51.4%	50.4%	50.0%	% of total revenues	53.9%	62.6%	42.5%	45.1%	57.1%	49.6%	48.2%
69.3	66.8	67.3	65.8	63.9	% of total premiums	67.8	79.3	54.1	57.5	72.9	63.4	61.9

					Statistics (% of premiums):
14.2%	15.7%	15.3%	14.4%	14.0%	Operating expenses	14.1%	13.9%	14.1%	14.4%	14.7%	13.7%	13.2%
25.2	28.8	26.3	28.3	29.4	Income before income taxes	24.7	14.3	37.6	34.4	20.1	31.7	31.5

$23.0	$21.1	$22.2	$21.1	$21.3	Annualized new sales	$7.3	$4.9	$4.5	$5.2	$6.8	$5.3	$4.0

92.9%	94.8%	95.1%	95.0%	94.5%	Persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT

						2014			2013
2009	2010	2011	2012	2013		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$34.7	$41.5	$8.0	$6.7	$6.9	Premiums	$3.1	$3.0	$2.6	$1.1	$1.4	$1.4	$3.0
114.1	121.5	119.9	118.8	124.9	Administrative fees	33.9	33.1	32.2	32.2	31.3	31.5	29.9
234.0	251.0	262.7	278.6	293.2	Net investment income	69.4	72.2	69.5	75.8	73.4	70.7	73.3

382.8	414.0	390.6	404.1	425.0	Total revenues	106.4	108.3	104.3	109.1	106.1	103.6	106.2

					Benefits and expenses:
45.4	53.4	20.3	19.7	17.7	Benefits to policyholders	5.6	5.2	4.7	3.8	3.8	4.3	5.8
140.9	153.6	156.4	167.1	172.1	Interest credited	38.0	39.4	42.8	44.1	43.3	39.0	45.7
126.9	119.0	115.2	117.4	116.5	Operating expenses	31.3	30.1	29.9	30.6	28.9	28.8	28.2
32.2	30.4	33.6	31.0	33.7	Commissions and bonuses	9.8	8.4	7.4	9.1	8.4	8.3	7.9
—	0.2	0.1	—	0.1	Premium taxes	—	—	—	0.1	—	—	—
0.1	0.1	—	—	—	Interest expense	—	—	—	—	—	—	—
(18.8)	(14.7)	(17.2)	(15.5)	(16.6)	Deferral of acquisition costs	(5.6)	(3.5)	(3.1)	(4.2)	(4.4)	(4.2)	(3.8)
20.3	16.5	20.9	20.4	22.2	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.5	6.7	6.2	6.1	4.2	6.7	5.2

347.0	358.5	329.3	340.1	345.7	Total benefits and expenses	85.6	86.3	87.9	89.6	84.2	82.9	89.0

$35.8	$55.5	$61.3	$64.0	$79.3	Income before income taxes	$20.8	$22.0	$16.4	$19.5	$21.9	$20.7	$17.2

					Assets under administration:
$15,780.3	$15,281.7	$13,764.9	$14,855.4	$17,346.4	Retirement Plans	$18,533.4	$18,701.1	$17,790.6	$17,346.4	$16,516.8	$15,739.8	$15,751.9
2,390.9	2,684.2	2,975.7	3,206.4	3,378.9	Individual Annuities	3,290.8	3,250.4	3,310.9	3,378.9	3,390.1	3,307.8	3,252.1
2,588.8	2,697.3	2,691.6	2,781.5	3,056.0	Mortgage loans for other investors	3,255.0	3,175.3	3,114.0	3,056.0	2,983.4	2,899.1	2,843.6
1,093.9	1,224.5	1,001.5	849.0	913.7	Private client wealth management	894.8	901.7	913.8	913.7	897.8	885.2	888.6

$21,853.9	$21,887.7	$20,433.7	$21,692.3	$24,695.0	Total assets under administration	$25,974.0	$26,028.5	$25,129.3	$24,695.0	$23,788.1	$22,831.9	$22,736.2

					Annualized operating expenses:
					(% of average assets under administration)
0.65%	0.57%	0.58%	0.59%	0.52%	Retirement Plans	0.47%	0.47%	0.48%	0.52%	0.51%	0.53%	0.52%

					Interest credited:
					(% of net investment income)
57.5%	56.5%	54.6%	53.7%	54.5%	Retirement Plans	58.7%	56.6%	58.5%	54.3%	55.0%	54.4%	54.1%
68.4	69.0	66.5	68.1	65.4	Individual Annuities	56.7	58.6	67.0	63.6	66.6	60.5	70.6

$398.8	$363.8	$410.3	$364.2	$387.9	Individual Annuity sales	$124.0	$78.9	$55.8	$81.6	$118.3	$100.1	$87.9

$718.5	$887.5	$1,007.7	$1,184.2	$1,303.1	Commercial mortgage loans originated	$303.5	$372.0	$245.1	$251.2	$414.1	$364.1	$273.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2014			2013
2009	2010	2011	2012	2013		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(13.9)	$(14.6)	$(16.7)	$(18.0)	$(18.6)	Administrative fees	$(4.9)	$(4.8)	$(4.8)	$(4.6)	$(4.7)	$(4.6)	$(4.7)
17.4	12.6	8.8	10.2	16.1	Net investment income	4.0	2.5	5.6	5.3	3.4	3.5	3.9
					Net capital losses:
(5.9)	(0.7)	(1.8)	(3.2)	(1.1)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.3)	(0.1)	—	(0.1)	(0.4)	(0.3)	(0.3)
(21.0)	(50.9)	(5.1)	(5.5)	(14.6)	All other net capital losses	(4.9)	(0.4)	(1.1)	(2.7)	(8.3)	(2.3)	(1.3)

(26.9)	(51.6)	(6.9)	(8.7)	(15.7)	Total net capital losses	(5.2)	(0.5)	(1.1)	(2.8)	(8.7)	(2.6)	(1.6)

(23.4)	(53.6)	(14.8)	(16.5)	(18.2)	Total revenues	(6.1)	(2.8)	(0.3)	(2.1)	(10.0)	(3.7)	(2.4)

					Benefits and expenses:
15.4	(4.6)	17.3	4.0	(13.9)	Operating expenses	(0.7)	(0.3)	(1.0)	0.2	(0.2)	(8.7)	(5.2)
39.1	38.8	38.9	39.9	34.4	Interest expense	7.8	7.9	8.4	8.7	8.6	8.6	8.5

54.5	34.2	56.2	43.9	20.5	Total benefits and expenses	7.1	7.6	7.4	8.9	8.4	(0.1)	3.3

$(77.9)	$(87.8)	$(71.0)	$(60.4)	$(38.7)	Loss before income taxes	$(13.2)	$(10.4)	$(7.7)	$(11.0)	$(18.4)	$(3.6)	$(5.7)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2014			2013
2009	2010	2011	2012	2013		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$6,167.3	$6,419.1	$6,769.5	$7,190.7	$7,120.5	Fixed maturity securities—available-for-sale	$7,654.6	$7,468.4	$7,393.5	$7,120.5	$7,015.8	$7,034.3	$7,248.7
1.1	—	—	—	—	Short-term investments	—	—	—	—	—	—	—
4,284.8	4,513.6	4,902.3	5,267.4	5,405.1	Commercial mortgage loans, net	5,342.6	5,453.3	5,383.7	5,405.1	5,510.8	5,426.2	5,320.4
93.4	153.1	92.7	95.5	65.7	Real estate, net	44.3	49.2	60.3	65.7	79.8	90.8	94.2
23.2	60.8	130.9	175.5	196.5	Other invested assets	284.8	290.4	200.2	196.5	199.9	201.7	206.9

10,569.8	11,146.6	11,895.4	12,729.1	12,787.8	Total investments	13,326.3	13,261.3	13,037.7	12,787.8	12,806.3	12,753.0	12,870.2
108.3	152.0	138.4	160.7	379.3	Cash and cash equivalents	263.3	237.7	253.0	379.3	345.4	199.7	143.3
104.4	101.9	118.8	123.0	118.2	Premiums and other receivables	132.0	122.0	118.7	118.2	123.4	126.9	121.9
108.8	110.8	111.7	109.3	106.8	Accrued investment income	108.1	105.9	107.6	106.8	108.7	109.6	112.8
935.0	938.3	949.3	972.4	988.1	Amounts recoverable from reinsurers	987.4	986.1	984.3	988.1	983.4	980.8	979.0
316.6	330.2	344.9	346.5	371.3	Deferred acquisition costs, value of business acquired and other intangible assets, net	376.2	368.0	371.3	371.3	369.5	367.2	352.4
36.0	36.0	36.0	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.0	36.0	36.0
127.2	111.5	101.3	90.7	84.7	Property and equipment, net	82.6	82.2	83.8	84.7	84.4	83.8	86.9
66.7	101.7	113.9	69.3	127.9	Other assets	94.9	124.0	135.3	127.9	59.2	59.7	66.9
4,174.5	4,787.4	4,593.5	5,154.3	6,393.2	Separate account assets	7,031.9	7,133.5	6,528.3	6,393.2	6,010.0	5,629.9	5,600.1

$16,547.3	$17,816.4	$18,403.2	$19,791.3	$21,393.3	Total assets	$22,438.7	$22,456.7	$21,656.0	$21,393.3	$20,926.3	$20,346.6	$20,369.5

					LIABILITIES AND SHAREHOLDERS’ EQUITY

					Liabilities:
$5,368.7	$5,502.3	$5,683.6	$5,843.2	$5,846.9	Future policy benefits and claims	$5,818.0	$5,855.7	$5,830.2	$5,846.9	$5,853.0	$5,861.3	$5,851.9
4,337.1	4,627.8	5,078.1	5,531.1	6,051.6	Other policyholder funds	6,372.2	6,204.6	6,174.5	6,051.6	5,945.1	5,759.2	5,630.8
22.2	48.9	103.0	148.1	64.7	Deferred tax liabilities, net	91.5	119.1	98.3	64.7	48.9	61.0	147.6
2.9	2.2	251.2	1.0	1.5	Short-term debt	1.2	1.9	1.7	1.5	1.2	1.1	1.1
553.2	551.9	300.9	551.4	551.9	Long-term debt	503.7	504.3	504.8	551.9	551.5	551.4	551.6
367.7	401.3	402.5	393.2	330.7	Other liabilities	352.9	375.7	290.3	330.7	399.4	405.7	398.8
4,174.5	4,787.4	4,593.5	5,154.3	6,393.2	Separate account liabilities	7,031.9	7,133.5	6,528.3	6,393.2	6,010.0	5,629.9	5,600.1

14,826.3	15,921.8	16,412.8	17,622.3	19,240.5	Total liabilities	20,171.4	20,194.8	19,428.1	19,240.5	18,809.1	18,269.6	18,181.9

					Shareholders’ equity:
220.4	158.2	82.4	89.6	68.0	Common stock	—	—	42.8	68.0	61.9	75.1	84.6
71.4	160.9	235.1	309.3	134.7	Accumulated other comprehensive income	188.7	225.9	184.9	134.7	121.7	127.3	286.1
1,429.2	1,575.5	1,672.9	1,770.1	1,950.1	Retained earnings	2,078.6	2,036.0	2,000.2	1,950.1	1,933.6	1,874.6	1,816.9

1,721.0	1,894.6	1,990.4	2,169.0	2,152.8	Total shareholders’ equity	2,267.3	2,261.9	2,227.9	2,152.8	2,117.2	2,077.0	2,187.6

$16,547.3	$17,816.4	$18,403.2	$19,791.3	$21,393.3	Total liabilities and shareholders’ equity	$22,438.7	$22,456.7	$21,656.0	$21,393.3	$20,926.3	$20,346.6	$20,369.5

STANCORP FINANCIAL GROUP, INC.

Cash and Investments Statistics

(Dollars in millions)

CONSOLIDATED

						2014			2013
2009	2010	2011	2012	2013		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities—available-for-sale:
$5,367.1	$5,620.7	$5,983.3	$6,222.3	$6,179.2	Public	$6,615.1	$6,419.6	$6,409.0	$6,179.2	$6,108.6	$6,130.1	$6,287.0
800.2	798.4	786.2	968.4	941.3	Private	1,039.5	1,048.8	984.5	941.3	907.2	904.2	961.7

6,167.3	6,419.1	6,769.5	7,190.7	7,120.5	Total fixed maturity securities—available-for-sale	7,654.6	7,468.4	7,393.5	7,120.5	7,015.8	7,034.3	7,248.7
1.1	—	—	—	—	Short-term investments	—	—	—	—	—	—	—
4,284.8	4,513.6	4,902.3	5,267.4	5,405.1	Commercial mortgage loans, net	5,342.6	5,453.3	5,383.7	5,405.1	5,510.8	5,426.2	5,320.4
93.4	153.1	92.7	95.5	65.7	Real estate, net	44.3	49.2	60.3	65.7	79.8	90.8	94.2
23.2	60.8	130.9	175.5	196.5	Other invested assets	284.8	290.4	200.2	196.5	199.9	201.7	206.9

10,569.8	11,146.6	11,895.4	12,729.1	12,787.8	Total investments	13,326.3	13,261.3	13,037.7	12,787.8	12,806.3	12,753.0	12,870.2
108.3	152.0	138.4	160.7	379.3	Cash and cash equivalents	263.3	237.7	253.0	379.3	345.4	199.7	143.3

$10,678.1	$11,298.6	$12,033.8	$12,889.8	$13,167.1	Total cash and investments	$13,589.6	$13,499.0	$13,290.7	$13,167.1	$13,151.7	$12,952.7	$13,013.5

					Percent of cash and investments:
57.8%	56.8%	56.3%	55.8%	54.1%	Fixed maturity securities—available-for-sale	56.4%	55.3%	55.6%	54.1%	53.3%	54.3%	55.7%
40.1	39.9	40.7	40.9	41.1	Commercial mortgage loans, net	39.3	40.4	40.5	41.1	41.9	41.9	40.9
0.9	1.4	0.8	0.7	0.5	Real estate, net	0.3	0.4	0.5	0.5	0.6	0.7	0.7
0.2	0.6	1.0	1.4	1.4	Other invested assets	2.1	2.1	1.5	1.4	1.6	1.6	1.6
1.0	1.3	1.2	1.2	2.9	Cash and cash equivalents	1.9	1.8	1.9	2.9	2.6	1.5	1.1

					Fixed maturity securities—available-for-sale:
104.2%	106.7%	109.0%	110.3%	104.5%	Market value as a % of amortized cost	105.3%	106.4%	105.5%	104.5%	105.4%	105.6%	109.6%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2014			2013
2009	2010	2011	2012	2013		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.46%	5.31%	5.08%	4.66%	4.34%	Fixed maturity securities - available-for-sale	4.03%	4.15%	4.18%	4.34%	4.45%	4.51%	4.58%
6.46	6.45	6.34	6.09	5.84	Commercial mortgage loans, net	5.66	5.72	5.80	5.84	5.89	5.96	6.03

					Fixed maturity securities - available-for-sale:
					Quality rating (as % of fixed maturities):
71.9%	71.8%	70.2%	66.2%	63.4%	A- or higher	62.3%	62.2%	62.7%	63.4%	63.8%	64.3%	65.7%
23.1	23.0	24.6	28.4	31.0	BBB- to BBB+	32.0	31.8	31.5	31.0	30.8	30.2	28.7
3.3	3.5	3.9	3.8	4.0	BB- to BB+	3.8	4.1	4.1	4.0	3.8	3.8	4.0
1.7	1.7	1.3	1.6	1.6	B+ or lower	1.9	1.9	1.7	1.6	1.6	1.7	1.6

					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$17.3	$19.6	$17.1	$21.3	$15.2	Book value	$10.6	$14.4	$21.7	$15.2	$19.6	$12.6	$19.1
0.40%	0.43%	0.34%	0.40%	0.28%	Rates - overall %	0.19%	0.26%	0.40%	0.28%	0.35%	0.23%	0.35%

$33.2	$118.6	$40.3	$23.6	$20.0	Foreclosed during period	$1.7	$0.6	$2.9	$9.2	$1.5	$2.7	$6.6
6.2	9.3	5.1	9.8	7.4	In process of foreclosure	1.4	5.5	3.0	7.4	5.8	4.1	6.7
6.2	8.2	5.1	9.8	7.4	Included in sixty-day delinquencies	1.4	5.5	3.0	7.4	5.8	4.1	6.7
28.7	76.6	93.7	77.6	100.8	Net balance of restructured loans*	97.6	95.5	88.5	100.8	103.3	110.6	80.2

					Reserve balances:
$19.6	$36.1	$48.1	$46.6	$43.6	Commercial mortgage loans, net	$41.5	$44.4	$43.5	$43.6	$46.6	$46.8	$42.8

*	Amount is calculated using statutory accounting principles